SECOND AMENDMENT TO
                    AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is made and entered into as of this 13 day of March, 1997, by and between N.H. Associates, an Illinois limited partnership ("Seller"), EEA DEVELOPMENT, INC., a Delaware corporation ("Purchaser"), and CHICAGO TITLE INSURANCE COMPANY ("Escrow Agent").

                                   RECITALS:

     A. Seller and Purchaser are parties to that certain Agreement of Sale, dated February 21, 1997 (the "Original Agreement"), as amended by that certain Reinstatement and First Amendment to Agreement of Sale and Escrow Agreement dated March 4, 1997 (the "First Amendment"; the Original Agreement, as amended by the First Amendment shall hereinafter be referred to as the "Agreement") pursuant to which Purchaser has agreed to purchase and Seller has agreed to sell certain Property (as defined in the Agreement) legally described and depicted on Exhibit A attached to the Agreement.

     B. Seller, Purchaser and Escrow Agent are parties to that certain Escrow Agreement, dated February 21, 1997 (the "Original Escrow Agreement"), as amended by the First Amendment (the Original Escrow Agreement, as amended by the First Amendment shall hereinafter be referred to as the "Escrow Agreement") pursuant to which Purchaser has deposited funds in escrow to be held by Escrow Agent in accordance with the terms of the Escrow Agreement.

     C. Seller and Purchaser desire to amend the Agreement and the Escrow Agreement in accordance with the terms of this Amendment.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. All terms not otherwise defined herein shall have the meanings ascribed to each in the Agreement.

2. Paragraph 2.2 of the Agreement is deleted in its entirety and replaced with the following:

          "    2.2  On or before 2:00 p.m. Chicago time on March 27, 1997,
Purchaser shall deliver to Escrow Agent funds in the amount of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) (the "Additional Earnest Money"; the Original Earnest Money, plus the Additional Earnest Money, if any, being referred to herein together as the "Earnest Money"), provided that Purchaser has not terminated this Agreement pursuant to Paragraph 7;"
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3.   The first grammatical sentence of Paragraph 7.1 of the Agreement is deleted in its entirety and replaced with the following:

          "    7.1   During the period commencing on January 10, 1997 and
ending at 5:00 p.m. Chicago time on March 27, 1997 (said period being herein referred to as the "Inspection Period"), Purchaser and the agents, engineers, employees, contractors and surveyors retained by Purchaser may enter upon the Property, at any reasonable time and upon reasonable prior notice to Seller, to inspect the Property, including a review of leases located at the Property, and to conduct and prepare such studies, tests and surveys as Purchaser may deem reasonably necessary and appropriate."

4. All references to the date of March 13, 1997 in the Escrow Agreement are hereby deleted and the date of March 27, 1997 is hereby inserted in lieu thereof.

5. Except as amended hereby, the Agreement shall be and remain unchanged and in full force and effect in accordance with its terms.

6. This Amendment may be executed in counterparts each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. To facilitate the execution of this Amendment, Seller, Purchaser and Escrow Agent may execute and exchange by telephone facsimile counterparts of the signature pages, with each facsimile being deemed an "original" for all purposes.

                          [EXECUTION PAGE TO FOLLOW]
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


PURCHASER:

EEA DEVELOPMENT, INC., a Delaware corporation

By:  /s/R. Stewart Bartley
     --------------------------------
Name: R. Stewart Bartley
Its:  Vice President


SELLER:

N.H. ASSOCIATES, an Illinois limited partnership

By:  North Hill Partners, an Illinois joint venture, its general partner

     By: Thornhill Limited Partnership, an Illinois limited partnership, a joint venture partner

          By: Balcor Partners-XVI, an Illinois general partnership, its general partner

               By: RGF-Balcor Associates-II, an Illinois general partnership, a partner

                    By: The Balcor Company, a Delaware corporation, a general partner

                         By:  /s/James E. Mendelson
                              ----------------------------------
                         Name: James E. Mendelson
                              ----------------------------------
                         Its: Sr. V.P.
                              ----------------------------------

ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY

By:  /s/R. Eric Taylor
     ---------------------------
Name: R. Eric Taylor
     ---------------------------
Its: Authorized Agent
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